UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 661-7488

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Wilhelmina International, Inc. (the “Company”) was held on June 13, 2017. Of the 5,381,668 shares of common stock of the Company entitled to vote at the meeting, 4,985,283 shares were represented at the Annual Meeting in person or by proxy.

Proposal No. 1 – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz	3,838,495	14,084	1,132,704
Clinton J. Coleman	3,838,495	14,084	1,132,704
James A. Dvorak	3,840,875	11,704	1,132,704
Horst Dieter-Esch	3,841,040	11,539	1,132,704
Mark E. Pape	3,838,775	13,804	1,132,704
James C. Roddey	3,841,125	11,454	1,132,704
Jeffrey R. Utz	3,841,155	11,424	1,132,704

Proposal No. 2 – Approval of Preferred Stock Elimination Amendment

The Board of Directors submitted to the shareholders for approval a proposal to amend the Restated Certificate of Incorporation of the Company to eliminate any class of preferred stock from the shares of capital stock the Company is authorized to issue. At the Annual Meeting, 3,839,690 shares were voted in favor of the proposed charter amendment eliminating preferred stock; 9,395 shares were voted against the proposed charter amendment eliminating preferred stock; and 1,136,198 shares abstained from voting or were broker non-votes on the proposed charter amendment eliminating preferred stock.

Proposal No. 3 – Approval of Common Stock Reduction Amendment

The Board of Directors also submitted to the shareholders for approval a proposal to amend the Restated Certificate of Incorporation of the Company to decrease the number of shares of common stock the Company is authorized to issue from 12,500,000 shares to 9,000,000 shares. At the Annual Meeting, 4,576,536 shares were voted in favor of the proposed charter amendment reducing the authorized common stock; 230,306 shares were voted against the proposed charter amendment reducing the authorized common stock; and 178,441 shares abstained from voting on the proposed charter amendment reducing the authorized common stock.

Proposal No. 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders were also asked to ratify the appointment of Montgomery, Coscia and Greilich LLP (“MCG”) as the independent auditors of the Company for fiscal 2017. At the Annual Meeting, 4,962,396 shares were voted in favor of ratifying the appointment of MCG; 12,286 shares were voted against ratifying the appointment of MCG; and 10,601 shares abstained from voting on ratifying the appointment of MCG.

Other Matters

No other matters were voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILHELMINA INTERNATIONAL, INC.

Date: June 15, 2017	By: /s/ James A. McCarthy
James A. McCarthy, Chief Financial Officer